_______________________________

                       SECURITIES AND EXCHANGE COMMISSION
                         _______________________________

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


Date  of  Report  (Date  of  earliest  event  reported):   March 29,  2002


                                  Proteo, Inc.
                         _______________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                         _______________________________
                 (State or other jurisdiction of incorporation)

         0-27039                                           88-0292249
(Commission File Number)                       (IRS Employer Identification No.)



                     2775  Mesa  Verde  Drive  East,  #F101
                            Costa  Mesa,  CA 92626
             (Address  of  principal executive offices) (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (949) 979-7074


                                     N/A
        (Former name or former address, if changed since last report)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective March 29, 2002, the Board of Directors of the Company dismissed Squar, Milner, Reehl & Williamson ("Squar Milner") as its independent auditors for the fiscal year ended December 31, 2001 and approved the re-engagement of Stonefield Josephson, Inc. ("Stonefield Josephson") as Squar Milner's replacement. Squar Milner had previously been the Company's independent auditors. The decision to change auditors was approved by the Company's Board of Directors.

Squar Milner has not audited or reviewed any of the Company's financial statements or issued any other report to the Company. Since the date of their engagement on February 11, 2002, there have been no disagreements with Squar Milner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Squar Milner would have caused Squar Milner to make reference to the matter in their report.

The Registrant has provided a copy of this disclosure to its former accountants, and the Registrant requested that the former accountants furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses is included as an exhibit to this report.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.


     (c)     Exhibits

16.1 Letter dated April 2, 2002 from Squar Milner regarding the statements made by the Registrant in this Current Report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     April  2,  2002         PROTEO,  INC.

                                   By:/s/  Joerg  Alte
                                   Joerg  Alte
                                   Chief  Executive  Officer